As filed with the Securities and Exchange Commission on November 23, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05339)

Concorde Funds, Inc.
(Exact name of registrant as specified in charter)

1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, TX 75240-2650
(Address of principal executive offices) (Zip code)

Gary B. Wood
1000 Three Lincoln Centre, 5430 LBJ Freeway LB3, Dallas, TX 75240-2650
(Name and address of agent for service)

(972)-701-5400
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2011

Date of reporting period:  09/30/2011

Item 1. Reports to Stockholders.

A NO-LOAD
MUTUAL FUND

ANNUAL REPORT
Dated September 30, 2011

November 16, 2011

Dear Shareholders,

We are pleased to present the Annual report of Concorde Funds, Inc. for the fiscal year ended September 30, 2011.

Concorde Value Fund

Concorde Value Fund, managed by Concorde Investment Management, produced a net return of -6.38% for the fiscal year ending September 30, 2011.  The Fund underperformed benchmark indices listed below that include a larger growth component, such as the S&P 500 and the NASDAQ, more than the Lipper Multi-Cap Value and Russell 3000 Value Total Return indices which include value equities that tend to resemble the typical holdings for the Fund.  The difference in the nature of these typical holdings along with modest cash positions held on average during the year account for most of the performance deviation.

			Annualized	Annualized*
	6 Months*	Full Fiscal Year*	5 Years Ending*	10 Years Ending
	April 2011-Sept 2011	Oct 2010-Sept 2011	Sept 2011	Sept 2011
Concorde Value Fund	-19.27%	-6.38%	-6.47%	0.11%
S&P 500	-13.78%	1.14%	-1.18%	2.82%
Russell 3000 Value Total Return	-17.20%	-2.22%	-3.50%	3.58%
Russell 2000 Total Return	-23.12%	-3.53%	-1.02%	6.12%
Lipper Multi-Cap Value	-20.27%	-5.49%	-3.91%	3.00%
NASDAQ National Composite	-12.73%	2.38%	1.88%	5.18%

* Source – Morningstar, Inc.; US Bancorp Fund Services, LLC

The fiscal year included many volatile periods before concluding with a strong downtrend in August and September 2011, locking in a loss.  Despite the drop at year end, we believe that current holdings represent very reasonable valuations with significant upside, even while projecting a very modest economic scenario over the next several years.

Underlying the total return for the year was a wide variety of individual stock and sector performances.  Industry groups meaningfully underperforming the overall fund include capital goods, media, retailing and financial services.  Sectors which outperformed and generated positive total returns include commercial services, healthcare and technology hardware.  Generally, the lagging groups are considered more economically sensitive and performed poorly during the last quarter as the domestic economy slowed and concerns over further weakness accelerated.  Among the outperforming sectors, commercial services and healthcare businesses typically hold up well during times of weakness.  The technology hardware holdings outperformed as business results continued to be strong even as the domestic economy slowed, reflecting international exposure and critical product demand.

In commercial services, Waste Management was repurchased by the Fund as the stock reached attractive levels near the end of the year and rebounded nicely by year end.  Healthcare oriented holdings Quest Diagnostics, Abbott Labs, Johnson & Johnson and new acquisition HCA Holdings all contributed positive total returns.  Quest, Abbott and J&J each rose modestly and contributed meaningful dividends.

On a percentage basis, the retailing and financial services holdings, Lowes Companies and Bank New York Mellon respectively, had the largest return losses.  Both companies are long term holdings for the Fund and still represent undervalued scenarios at current prices.  However, both have stalled in the recovery of their past earning power and growth prospects despite maintaining good profitability.  Lowe’s has struggled with slow to recover spending on pre-owned housing in particular and Bank New York Mellon is adjusting to the significant new regulations and capital requirements posed on all financial institutions.

Most of the capital goods holdings and both of the media/entertainment investments, Walt Disney Co. and Live Nation Inc., contributed negatively to overall returns. Disney business results actually held up quite well as the stock dropped modestly, offset by some dividend income. Financial results continue to recover modestly from the recession, with the broadcasting division performing better than the remaining operating businesses.  Live Nation, which was repurchased at attractive levels during the year, dropped at the end of the year sell off, but remains attractive as business recovers and the integration with Ticketmaster continues.  In capital goods, CAE, Titan International, and Illinois Tool Works generated negative returns while Deere & Co. posted an unrealized gain.  Illinois Tool Works was sold in the last quarter at a minimal realized loss compared to cost as more attractive opportunities were uncovered.  Exposure to Europe will hinder their prospects although they are an excellent diversified manufacturer.  Titan, a new purchase, has a dominant niche in commercial tires worldwide and we believe is significantly undervalued.  Deere & Co. continues to benefit from the strong international trends that still persist in agriculture supply and demand.

The technology hardware holdings, Agilent, EMC Corp. and Dell Inc. all contributed positive returns for the fiscal year, despite generally considered being economically sensitive businesses.  Dell, which was sold near year end, contributed the largest gain of the group for the year and proceeds were used to modestly increase positions in EMC and Agilent, which appear to have more upside potential at current price levels.  Their recent business results have been fairly resilient and appear to have products in critical needs segments for their customers for the next several years.  Another major technology area, software and services, had an overall negative contribution despite mixed individual stock results.  Corelogic, a new addition during the year, dropped significantly after purchase as quarterly results disappointed.  However, in August the management announced the hiring of bankers to explore strategic alternative which created a nice bounce in price.  Although still below our cost basis, there appears to be additional short term upside to the stock price based on comments and our analysis of intrinsic value of the business.  The remaining companies in this group, FISERV, Microsoft and Oracle all rose modestly during the year as their dominant product offerings maintained good customer demand and allowed the companies to exhibit pricing power to maintain excellent profitability.  The long term outlook appears good for this group.

The remaining industry groups all had modest, mixed results and we will highlight a few of the notable holdings.  Conoco Philips and ExxonMobil generated large double digit gains as Canadian Oil Sands and Penn West Petroleum, two Canadian energy stocks, fell for the year.

Transportation stocks produced mixed results.  Knightsbridge Tankers, a crude oil and dry goods ship owner rose nicely and contributed a significant dividend, while UPS and Union Pacific, a new purchase, dropped modestly. UPS and Union Pacific distribute growing dividends.

AB InBev and General Mills, primarily involved in relatively defensive consumer goods products, continued to report good earnings and cash flow.  AB InBev dropped modestly and General Mills rose for the year.  Hanesbrands stock was essentially flat as the company continues to make strides in international growth and gain market share in their existing markets.  We continue to see significant potential and valuation upside over the next several years.  AON and Travelers, the Fund’s two insurance holdings with business tied primarily to the property and casualty markets, dropped modestly.  Both companies are reporting good earnings during a weak pricing market and economy which should bode well when both the insurance and business markets firm up.  Lastly, Exelon, the Fund’s single utility holding, continues to do reasonably well during a weak pricing environment related to low natural gas prices.  As pricing firms into the future, earnings, cash flow and dividends should increase nicely over time.

In summary, the past 12 months represent a modest pullback in the longer term recovery in the equity markets that began in March 2009.  Volatility, particularly near the fiscal year end, has increased again; however, not to the levels reached in late 2008 and early 2009. We believe that current valuations are reflecting a reasonable amount of risk that is certainly present in the current domestic and international economic scenario and also reflecting a very modest to negative outlook for several years.  As a result of these modest expectations we believe maintaining positions in businesses with good long term outlooks that have proven track records during difficult times is appropriate for investors.  We will continue to manage the fund with a diversified mix of businesses that fit this criteria.

Thank you for your continued support. We will continue to strive for the highest professional standards of performance and stewardship in the management of the Value Fund.

Best regards,

Gary B. Wood, Ph.D. President

Concorde Value Fund
Performance Comparison
9/30/2011 Value of $10,000 Invested on 9/30/2001

AVERAGE ANNUAL TOTAL RETURN
1 Year	(6.38%)
3 Years	(5.83%)
5 Years	(6.47%)
10 Years	0.11%

NOTE:
The Russell 3000 Value Index measures the performance of the Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.  The S&P 500 consists of 500 selected stocks, most of which are listed on the New York Stock Exchange.  It is a widely recognized unmanaged index of stock prices.  Past performance is not predictive of future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Portfolio Holdings by Sector at September 30, 2011

6.7%
6.7%
6.6%
6.2%
5.5%
4.7%
4.3%
3.9%
3.8%
3.4%
3.1%
3.1%
3.0%
2.9%
2.7%
2.7%
2.7%
2.6%
2.6%
2.6%
2.5%
2.5%
2.4%
2.4%
2.3%
2.3%
2.2%
2.2%
1.4%

- Crude Petroleum & Natural Gas Extraction - 6.7%
- Software Publishers - 6.7%
- Pharmaceutical Preparation Manufacturing - 6.6%
- Short-Term Investments & Other - 6.2%
- Petroleum Refineries - 5.5%
- Direct Property & Casualty Insurance Carriers - 4.7%
- Breweries - 4.3%
- Clothing Accessories Stores - 3.9%
- Direct Life Insurance Carriers - 3.8%
- Home Centers - 3.4%
- Service Industry Machinery Manufacturing - 3.1%
- Nuclear Electric Power Generation - 3.1%
- Potash, Soda & Borate Mineral Mining - 3.0%
- Breakfast Cereal Manufacturing - 2.9%
- Data Processing - 2.7%
- Local Messengers & Local Delivery - 2.7%
- Computer Storage Device Manufacturing - 2.7%
- Medical Laboratories - 2.6%
- Solid Waste Landfill - 2.6%
- General Medical & Surgical Hospitals - 2.6%
- Instrument Manufacturing for Measuring - 2.5%
- Line-Haul Railroads - 2.5%
- Amusement & Theme Parks - 2.4%
- Promoters of Performing Arts, Sports & Similar Events with Facilities - 2.4%
- Motor Vehicle Steering & Suspension Components Manufacturing - 2.3%
- Farm Machinery & Equipment Manufacturing - 2.3%
- Deep Sea Freight Transportation - 2.2%
- Commercial Banking - 2.2%
- Radio, Television & Wireless Communication - 1.4%

The portfolio’s holdings and allocations are subject to change.  The percentages are of net assets as of September 30, 2011.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES

September 30, 2011

		Fair	Percent of
	Shares	Value	Net Assets
COMMON STOCKS - 93.80%
AMUSEMENT & THEME PARKS
The Walt Disney Co.	7,500	$226,200	2.42%
BREAKFAST CEREAL MANUFACTURING
General Mills, Inc.	7,000	269,290	2.89
BREWERIES
Anheuser Busch InBev NV - ADR (b)	7,500	397,350	4.26
CLOTHING ACCESSORIES STORES
Hanesbrands, Inc. (a)	14,500	362,645	3.89
COMMERCIAL BANKING
Bank of New York Mellon Corp.	11,000	204,490	2.19
COMPUTER STORAGE DEVICE MANUFACTURING
EMC Corp. (a)	12,000	251,880	2.70
CRUDE PETROLEUM & NATURAL GAS EXTRACTION
Canadian Oil Sands Ltd. (c)	13,000	250,770	2.69
Devon Energy Corp.	3,750	207,900	2.23
Penn West Petroleum Ltd. (b)	11,250	166,163	1.78
		624,833	6.70
DATA PROCESSING
Fiserv, Inc. (a)	5,000	253,850	2.72
DEEP SEA FREIGHT TRANSPORTATION
Knightsbridge Tankers Ltd. (b)	12,500	206,875	2.22
DIRECT LIFE INSURANCE CARRIERS
Aon Corp.	8,500	356,830	3.82
DIRECT PROPERTY & CASUALTY
INSURANCE CARRIERS
Travelers Companies, Inc.	9,000	438,570	4.70
FARM MACHINERY &
EQUIPMENT MANUFACTURING
Deere & Co.	3,300	213,081	2.28
GENERAL MEDICAL & SURGICAL HOSPITALS
HCA Holdings, Inc. (a)	12,000	241,920	2.59
HOME CENTERS
Lowes Cos., Inc.	16,500	319,110	3.42
INSTRUMENT MANUFACTURING FOR MEASURING
Agilent Technologies, Inc. (a)	7,500	234,375	2.51

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2011

		Fair	Percent of
	Shares	Value	Net Assets
COMMON STOCKS (continued)
LINE-HAUL RAILROADS
Union Pacific Corp.	2,800	$228,676	2.45%
LOCAL MESSENGERS & LOCAL DELIVERY
United Parcel Service, Inc.	4,000	252,600	2.71
MEDICAL LABORATORIES
Quest Diagnostics	5,000	246,800	2.65
MOTOR VEHICLE STEERING &
SUSPENSION COMPONENTS MANUFACTURING
Titan International, Inc.	14,250	213,750	2.29
NUCLEAR ELECTRIC POWER GENERATION
Exelon Corp.	6,750	287,617	3.08
PETROLEUM REFINERIES
ConocoPhillips	4,500	284,940	3.05
Exxon Mobil Corp.	3,200	232,416	2.49
		517,356	5.54
PHARMACEUTICAL
PREPARATION MANUFACTURING
Abbott Laboratories	7,000	357,980	3.84
Johnson & Johnson	4,000	254,840	2.73
		612,820	6.57
POTASH, SODA, & BORATE MINERAL MINING
Potash Corp. Saskatchewan (b)	6,500	280,930	3.01
PROMOTERS OF PERFORMING ARTS,
SPORTS & SIMILAR EVENTS WITH FACILITIES
Live Nation Entertainment, Inc. (a)	27,500	220,275	2.36
RADIO, TELEVISION &
WIRELESS COMMUNICATION
CoreLogic, Inc. (a)	12,500	133,375	1.43
SERVICE INDUSTRY MACHINERY MANUFACTURING
CAE, Inc. (b)	31,000	288,610	3.09
SOFTWARE PUBLISHERS
Microsoft Corp.	14,000	348,460	3.73
Oracle Corp.	9,600	275,904	2.96
		624,364	6.69

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)

September 30, 2011

		Fair	Percent of
	Shares	Value	Net Assets
COMMON STOCKS (continued)
SOLID WASTE LANDFILL
Waste Management, Inc.	7,500	$244,200	2.62%
TOTAL COMMON STOCKS (Cost $7,830,941)		8,752,672	93.80

SHORT-TERM INVESTMENTS - 6.92%
INVESTMENT COMPANIES
Fidelity Institutional Money Market
Portfolio - Select Class, 0.07% (d)	375,000	375,000	4.02
The STIC Prime Portfolio - Institutional Class, 0.06% (d)	270,797	270,797	2.90
TOTAL SHORT-TERM INVESTMENTS (Cost $645,797)		645,797	6.92
Total Investments (Cost $8,476,738) - 100.72%		9,398,469	100.72
Liabilities in Excess of Other Assets - (0.72)%		(67,713)	(0.72)
TOTAL NET ASSETS - 100.00%		$9,330,756	100.00%
______________

Notes:
ADR American Depository Receipt
(a)  Presently non-income producing.
(b)  Foreign issued security listed on a U.S. securities exchange.
(c)  Foreign issued security traded over-the-counter in the U.S.
(d)  Rate shown is the 7-day yield as of September 30, 2011.

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2011

ASSETS
Investments in securities, at fair value (cost $8,476,738)	$9,398,469
Cash	1,009
Receivables
Dividends	5,285
Interest	27
Prepaid expenses	1,894
Other assets	3,346
TOTAL ASSETS	9,410,030

LIABILITIES
Payable for investment securities purchased	37,944
Investment advisory fee payable	7,235
Accrued expenses	34,095
TOTAL LIABILITIES	79,274
NET ASSETS	$9,330,756
Composition of Net Assets:
Net capital paid in on shares of capital stock	$10,181,165
Accumulated net realized loss	(1,772,140)
Net unrealized appreciation	921,731
NET ASSETS	$9,330,756
Capital shares outstanding	936,090

Net asset value, offering price and redemption price per share	$9.97

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENT OF OPERATIONS

Year Ended September 30, 2011

Investment income
Dividends (net of foreign taxes withheld of $6,358)	$202,375
Interest	1,477
Total investment income	203,852
Expenses
Investment advisory fees (Note 5)	100,083
Administration fees	38,073
Fund accounting fees	26,337
Professional fees	21,074
Transfer agent fees	16,294
Printing, postage and delivery	16,279
Other expenses	4,394
Custodian fees	3,132
Directors fees	2,309
Federal and state registration fees	2,246
Total expenses	230,221
NET INVESTMENT LOSS	(26,369)
REALIZED GAIN AND UNREALIZED
DEPRECIATION FROM INVESTMENTS
Net realized gain on investments in securities	807,011
Net decrease in unrealized appreciation
on investments in securities	(1,365,073)
NET LOSS FROM INVESTMENTS	(558,062)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(584,431)

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	Sept. 30, 2011	Sept. 30, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(26,369)	$(36,985)
Net realized gain (loss) on investments	807,011	(422,761)
Net change in unrealized appreciation of investments	(1,365,073)	1,216,999
Net increase (decrease) in net assets resulting from operations	(584,431)	757,253
CAPITAL SHARE TRANSACTIONS — NET (Note 3)	(580,187)	(2,748,553)
Total decrease in net assets	(1,164,618)	(1,991,300)
NET ASSETS
Beginning of year	10,495,374	12,486,674
End of year (including accumulated net investment
income (loss) of $0 and $0, respectively)	$9,330,756	$10,495,374

The accompanying notes are an integral part of these financial statements.

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

	Year ended September 30,
	2011	2010	2009	2008	2007
PER SHARE DATA(1):
Net asset value, beginning of year	$10.65	$9.98	$12.74	$18.39	$17.94
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.03)	(0.02)	0.01	0.04
Net realized and unrealized
gain (loss) on investments	(0.65)	0.70	(2.14)	(3.88)	1.93
Total income (loss) from
investment operations	(0.68)	0.67	(2.16)	(3.87)	1.97
Less distributions:
Distributions from net
investment income	—	—	—	—	(0.15)
Distributions from net realized gains	—	—	(0.60)	(1.78)	(1.37)
Total distributions	—	—	(0.60)	(1.78)	(1.52)
Net asset value, end of year	$9.97	$10.65	$9.98	$12.74	$18.39
TOTAL RETURN	(6.38%)	6.71%	(16.40%)	(22.98%)	11.24%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)	$9,331	$10,495	$12,487	$14,115	$18,972
Ratio of expenses to average net assets	2.07%	2.02%	2.00%	1.62%	1.60%
Ratio of net investment income (loss)
to average net assets	(0.24%)	(0.32%)	(0.24%)	0.03%	0.20%
Portfolio turnover rate	37%	33%	51%	34%	29%

______________

(1)Per share information has been calculated using the average number of shares outstanding.

The accompanying notes are an integral part of these financial highlights.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies

NATURE OF BUSINESS

Concorde Value Fund (Fund) is a separate series of shares of common stock of Concorde Funds, Inc. (Company). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund’s Registration Statement under the Securities Act of 1933 was December 4, 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. The Company presently has no series other than the Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States.

VALUATION OF SECURITIES

All investments in securities are recorded at their estimated fair value, as described in note 2.

FEDERAL INCOME TAXES

The Fund’s policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its net investment income and net realized capital gains to its shareholders.  The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed investment income and capital gains.  Therefore, no federal income tax or excise tax provision is required.

Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes.  The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  For the year ended September 30, 2011, the Fund increased accumulated net investment income by $26,369, increased undistributed net realized loss by $236 and decreased net capital paid in on shares of capital stock by $26,133.  These reclassifications have no effect on net assets, results of operations or net asset value per share.  The permanent differences primarily relate to REIT and net operating loss reclassifications. Also, due to the timing of dividend distributions,

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

FEDERAL INCOME TAXES (CONTINUED)

the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  As of September 30, 2011, open Federal tax years include the tax years ended September 30, 2008 through 2010.

SECURITY TRANSACTIONS AND RELATED INCOME

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized, over the life of the respective securities.

DIVIDENDS AND DISTRIBUTIONS

Distributions to shareholders, are determined in accordance with income tax regulations and are recorded on the ex-dividend date. The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute substantially all of its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Summary of Significant Accounting Policies (continued)

OPTION WRITING

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. The Fund treats premiums received from writing options that expire unexercised on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

DERIVATIVES

The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position.  During the fiscal year ended September 30, 2011, the Fund did not hold any derivatives instruments.

EVENTS SUBSEQUENT TO THE FISCAL PERIOD END

The Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the statement of assets and liabilities. Management has evaluated the Fund’s events and transactions that occurred subsequent to September 30, 2011, through November 16, 2011, the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NEW ACCOUNTING PRONOUNCEMENT

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact of these amendments and does not believe they will have a material impact on the Fund’s financial statements.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Summary of Fair Value Exposure

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Fund’s investments are carried at fair value.  Securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price, except for call options written for which the last quoted bid price is used.  Securities that are traded on more than one exchange are valued on the exchange determined by Concorde Financial Corporation dba Concorde Investment Management (“the Advisor”) to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Summary of Fair Value Exposure (continued)

Bonds & Notes – Bonds and notes are valued at the last quoted bid price obtained from independent pricing services.  Short-term demand notes and certificates of deposit are stated at amortized cost, which approximates fair value.  Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices.

Short-Term Securities – Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued at fair value as determined in good faith following procedures approved by the Board.  Pursuant to those procedures, the Board considers, among other things; the last sale price on the securities exchange, if any, on which a security is primarily traded; the mean between the bid and asked prices; price quotations form an approved pricing service; yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant; and other factors as necessary to determine a fair value under certain circumstances.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 2 – Summary of Fair Value Exposure (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2011:

Investments at Value	Level 1	Level 2	Level 3	Total
Common Stocks
Amusement & Theme Parks	$226,200	$—	$—	$226,200
Breakfast Cereal Manufacturing	269,290	—	—	269,290
Breweries	397,350	—	—	397,350
Clothing Accessories Stores	362,645	—	—	362,645
Commercial Banking	204,490	—	—	204,490
Computer Storage Device Manufacturing	251,880	—	—	251,880
Crude Petroleum & Natural Gas Extraction	624,833	—	—	624,833
Data Processing	253,850	—	—	253,850
Deep Sea Freight Transportation	206,875	—	—	206,875
Direct Life Insurance Carriers	356,830	—	—	356,830
Direct Property & Casualty Insurance Carriers	438,570	—	—	438,570
Farm Machinery & Equipment Manufacturing	213,081	—	—	213,081
General Medical & Surgical Hospitals	241,920	—	—	241,920
Home Centers	319,110	—	—	319,110
Instrument Manufacturing for Measuring	234,375	—	—	234,375
Line-Haul Railroads	228,676	—	—	228,676
Local Messengers & Local Delivery	252,600	—	—	252,600
Medical Laboratories	246,800	—	—	246,800
Motor Vehicle Steering & Suspension
Components Manufacturing	213,750	—	—	213,750
Nuclear Electric Power Generation	287,617	—	—	287,617
Petroleum Refineries	517,356	—	—	517,356
Pharmaceutical Preparation Manufacturing	612,820	—	—	612,820
Potash, Soda, & Borate Mineral Mining	280,930	—	—	280,930
Promoters of Performing Arts, Sports
& Similar Events With Facilities	220,275	—	—	220,275
Radio & Television & Wireless Communication	133,375	—	—	133,375
Service Industry Machinery Manufacturing	288,610	—	—	288,610
Software Publishers	624,364	—	—	624,364
Solid Waste Landfill	244,200	—	—	244,200
Total Common Stocks	8,752,672	—	—	8,752,672
Short-Term Investments	645,797	—	—	645,797
Total Investments	$9,398,469	$—	$—	$9,398,469

Transfers between levels are recognized at the end of the reporting period. During the fiscal year ended September 30, 2011, the Fund recognized no significant transfers to/from level 1 and level 2.  There were no level 3 securities held in the Fund during the fiscal year ended September 30, 2011.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 3 – Capital Share Transactions

As of September 30, 2011, there were 30,000,000 shares of $1 par value capital stock authorized of which 9,841,293 shares are classified as the Fund’s series and the remaining balance is unallocated for future use.  As of September 30, 2011, capital paid-in aggregated $10,181,165.

Transactions in shares of capital stock for the year ended September 30, 2011 and September 30, 2010 were as follows:

	Year Ended		Year Ended
	September 30, 2011		September 30, 2010
	Shares	Amount	Shares	Amount
Shares sold	7,449	$89,247	33,481	$350,419
Shares issued in reinvestment of dividends	—	—	—	—
	7,449	89,247	33,481	350,419
Shares redeemed	(56,700)	(669,434)	(299,387)	(3,098,972)
Net increase (decrease)	(49,251)	$(580,187)	(265,906)	$(2,748,553)

Note 4 – Investment Transactions

The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term investments and U.S. Government securities, were $3,653,941 and $4,366,938, respectively.  The cost of purchases and proceeds from sales of long-term U.S. Government securities were $202,997 and $302,982, respectively. The cost of purchases and proceeds from sales of short-term securities aggregated $4,127,523 and $3,883,829, respectively, for the year ended September 30, 2011.

Note 5 – Investment Advisory Fees and Other Transactions with Affiliates

The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Concorde) to act as the Fund’s investment advisor. Concorde provides the Fund with investment advice and recommendations consistent with the Fund’s investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, Concorde receives an annual fee of 0.90% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $100,083 for the year ended September 30, 2011, of which $7,235 was payable at September 30, 2011.

Certain directors and officers of the Company are also directors, officers and/or employees of Concorde.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 6 – Federal Tax Information

At September 30, 2011, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of Investments (a)	$8,489,375
Gross tax unrealized appreciation	1,600,452
Gross tax unrealized depreciation	(691,358)
Net tax unrealized appreciation	$909,094
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	$—
Other accumulated gains (losses)	$(1,759,503)
Total accumulated earnings (losses)	$(850,409)

(a)	Represents cost for federal income tax purposes and differs from the cost for financial reporting purposes primarily due to wash sale adjustments.

At September 30, 2011, the Fund’s most recent fiscal year end, the Fund had tax basis capital losses of $1,759,503, which may be carried over to offset future capital gains and expires on September 30, 2018.  Additionally, the Fund had no post-October capital loss.

The tax character of distributions paid during the year ended September 30, 2011 and September 30, 2010 was as follows:

	September 30, 2011	September 30, 2010
Ordinary income	$—	$—
Long-term capital gain	—	—
Return of capital	—	—

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Directors of
Concorde Funds, Inc.

We have audited the accompanying statement of assets and liabilities of the Concorde Value Fund portfolio of Concorde Funds, Inc. (Fund), including the schedule of investments in securities, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Concorde Value Fund portfolio of Concorde Funds, Inc. as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRAD A. KINDER, CPA

Flower Mound, Texas
November 16, 2011

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities, please call (972) 701-5400 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.

PROXY VOTING RECORDS

Information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2011 is available without charge, upon request, by calling (972) 701-5400.  Furthermore, you can obtain the Fund’s proxy voting records on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY FILINGS ON FORM N-Q

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal quarter on Form N-Q.  The Fund’s Form N-Q is available (i) without charge, upon request, by calling (972) 701-5400, (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov, or (iii) at the Securities and Exchange Commission’s public reference room.

FUND EXPENSES (Unaudited)

As a shareholder of the FUND, you incur two types of costs: (1) transaction costs and exchange fees; and (2) ongoing costs, including management fees and other FUND expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the FUND and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended September 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the FUND’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the FUND’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the FUND and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or exchange fees.  While the FUND does not currently assess sales charges, redemption or exchange fees, other funds do, and those costs will not be reflected in their expense tables.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account	Ending Account	Expenses Paid During Period* –
	Value – 4/1/11	Value – 9/30/11	Six Months Ended 9/30/11
Actual	$1,000.00	$807.30	$9.41
Hypothetical (5% return before expenses)	$1,000.00	$1,014.66	$10.48
______________

*
Expenses are equal to the FUND’s annualized expense ratio of 2.08%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period ended September 30, 2011).

DIRECTORS AND OFFICERS (Unaudited)

DIRECTORS AND OFFICERS

The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and Officers and is available, without charge, upon request by calling (972) 701-5400.

	Position(s)	Term of Office		Other
Name,	Held with	and Length	Principal Occupation(s)	Directorships
Address and Age	the Fund	of Time Served	During Past 5 Years	Held by Director

“Disinterested Persons”
William Marcy	Director	Indefinite, until	Executive Director of the Murdough	None
Age: 69		successor elected	Center for Engineering Professionalism
Address: 1810 Bangor Ave.,			and the National Institute for
Lubbock, Texas 79416		Since 2006	Engineering Ethics, Texas Tech
University. He is a former Provost
and Senior Vice President for Academic
Affairs, Texas Tech University.

John H. Wilson	Chairman	Indefinite, until	President of U.S. Equity Corporation,	Capital Southwest
Age: 69	and Director	successor elected	a venture capital firm since 1983.	Corporation, Encore
Address:				Wire Corporation
1000 Three Lincoln Centre		Since 1992
5430 LBJ Freeway LB3
Dallas, Texas 75240

“Interested Persons”
Gary B. Wood, Ph.D.*	President,	Indefinite, until	President, Secretary, Treasurer and	OmniMed Corporation
Age: 62	Chief	successor elected	a Director of the Advisor and	eOriginal, Inc.,
Address:	Compliance	(as Director)	Concorde Capital Corporation, a	COMM Group, Inc.
1000 Three Lincoln Centre	Officer,		former investment advisory firm
5430 LBJ Freeway LB3	Treasurer	One-year term	affiliated with the Advisor. He is
Dallas, Texas 75240	and Director	(as officer)	also Chairman of the Board and
Interim CEO of International
		Since 1987	Hospital Corporation and its
subsidiaries, which owns, develops
and manages private healthcare
facilities in Mexico, Central America
and Brazil.

John A. Stetter	Secretary	One-year term	Vice President and Portfolio
Age: 56			Manager for the Advisor.
Address:		Since 1998
1000 Three Lincoln Centre
5430 LBJ Freeway LB3
Dallas, Texas 75240
____________________

*Dr. Wood is a director who is an “interested person” of FUND as that term is defined in the Investment Company Act of 1940.

CONCORDE FUNDS, INC.
PRIVACY POLICY

We collect the following nonpublic personal information about you:

•
Information we receive from you or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, we are permitted by law to disclose all the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products and services to you.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISOR
  Concorde Investment Management
  1000 Three Lincoln Centre
  5430 LBJ Freeway LB3
  Dallas, Texas 75240

OFFICERS
  Gary B. Wood, Ph.D.
  President and Treasurer
  John A. Stetter
  Secretary

DIRECTORS
  William Marcy
  John H. Wilson
  Gary B. Wood, Ph.D.

CUSTODIAN
  U.S. Bank, N.A.
  Custody Operations
  1555 North RiverCenter Drive, Suite 302
  Milwaukee, Wisconsin 53212

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
  U.S. Bancorp Fund Services, LLC
  Mutual Fund Services, 3rd Floor
  615 East Michigan Street
  Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
  Brad A. Kinder, CPA
  815 Parker Square
  Flower Mound, Texas 75028

LEGAL COUNSEL
  Foley & Lardner LLP
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202

TELEPHONE
  (972) 701-5400
  (Fund information)
  (800) 294-1699
  (Shareholder account information)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-294-1699.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2011	FYE 09/30/2010
Audit Fees	$17,000	$17,000
Audit-Related Fees	None	None
Tax Fees	$1,000	$1,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Brad A. Kinder, CPA applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2011	FYE 09/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2011	FYE 09/30/2010
Registrant	None	None
Registrant’s Investment Adviser	$1,000	$1,000

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed November 18, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Concorde Funds, Inc.

By (Signature and Title)*        /s/ Gary B. Wood
Gary B. Wood, President

Date          11/22/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Gary B. Wood
Gary B. Wood, Principal Executive Officer

Date          11/22/2011

By (Signature and Title)*        /s/ Gary B. Wood
Gary B. Wood, Principal Financial Officer

Date          11/22/2011

* Print the name and title of each signing officer under his or her signature.